                                                                  EXHIBIT 10.133




                               SECURITY AGREEMENT
                               ------------------
                                 (Subsidiaries)

         THIS SECURITY AGREEMENT (the "Agreement") dated as of March 19, 1999, is made and entered into by and among The Rader Group, Incorporated, a Florida corporation ("RADER"), and Ramsay Youth Services Puerto Rico, Inc., a Puerto Rico corporation ("RYSPR"; together with Rader, collectively referred to herein as "DEBTORS" and, individually, as a "DEBTOR"), in favor of and for the benefit of FLEET CAPITAL CORPORATION, a Rhode Island corporation, as a Lender, and as agent for all Lenders (in such capacity herein called "AGENT"), and such Persons who are or hereafter become parties to the hereinafter defined Loan and Security Agreement as Lenders.

                                    RECITALS

         1. Ramsay Youth Services, Inc., f/k/a Ramsay Health Care, Inc., a Delaware corporation ("HOLDINGS"), certain Subsidiaries of Holdings (together with Holdings, collectively referred to herein as "BORROWERS" and, individually, as a "BORROWER"), Lenders and Agent entered into that certain Loan and Security Agreement dated as of October 30, 1998, as amended by that certain First Amendment to Loan and Security Agreement dated March ___, 1999 (the "FIRST AMENDMENT") (said Loan and Security Agreement, as amended, supplemented or otherwise modified from time to time being the "Loan and Security Agreement"; capitalized terms defined therein and not otherwise defined herein being used herein as therein defined);

         2. Each Debtor is either a direct or indirect Subsidiary of Holdings. As such, each of the Debtors will receive direct and indirect economic benefits from the consummation of the transactions contemplated by the Loan and Security Agreement;

         3. Pursuant to the terms of that certain Guaranty of even date herewith executed by Debtors to and in favor of Agent (the "Guaranty"), each Debtor has, jointly and severally, guaranteed the prompt payment and performance of the obligations of Borrowers under the Loan and Security Agreement; and

         4. It is a condition precedent to the First Amendment and making of Loans and the issuance of Letters of Credit and LC Guaranties under the Loan and Security Agreement that Debtors shall have executed and delivered this Agreement;

         NOW, THEREFORE, in consideration of the premises and in order to induce Lenders to make Loans and to issue Letters of Credit and LC Guaranties under the Loan and Security Agreement, Debtors hereby agree with Agent for its benefit and the benefit of Lenders as follows:

SECTION 1. DEFINITIONS

         1.1 CERTAIN DEFINED TERMS. Terms defined in the Loan and Security Agreement and not otherwise defined herein have the respective meanings provided for in the Loan and Security Agreement. The following terms, as used herein, have the meanings set forth below:

         "ACCOUNTS" has the meaning provided for in the Loan and Security Agreement.

         "CLAIMS" has the meaning provided for in the Loan and Security Agreement, except that it shall apply to Claims of each Debtor for purposes hereof.

         "COLLATERAL" has the meaning provided for in Section 2 hereof.

         "COLLATERAL ACCOUNT" has the meaning assigned to that term in
Section 7.

         "COPYRIGHT LICENSE" means any written agreement now or hereafter in existence granting to any Debtor any right to use any Copyright (excluding any such agreement if and to the extent that any attempt to grant a security interest hereunder in any such agreement without the consent of a third party would constitute a breach thereof or such consent has not been obtained by such Debtor) including, without limitation, the agreements described in Schedule 1 of the Copyright Security Agreement.

         "COPYRIGHTS" means collectively all of the following: (a) all copyrights, rights and interests in copyrights, works protectable by copyright, copyright registrations and copyright applications now owned or hereafter created or acquired by any Debtor, including, without limitation, those listed on Schedule l of the Copyright Security Agreement; (b) all renewals of any of the foregoing; (c) all income, royalties, damages and payments now or hereafter due and/or payable under any of the foregoing, including, without limitation, damages or payments for past or future infringements of any of the foregoing;
(d) the right to sue for past, present and future infringements of any of the foregoing; (e) all rights corresponding to any of the foregoing throughout the world; and (f) all goodwill associated with and symbolized by any of the foregoing.

         "COPYRIGHT SECURITY AGREEMENT" means the copyright security agreement to be executed and delivered by Debtors to Agent, substantially in the form of Exhibit A, as such agreement may hereafter be amended, supplemented or otherwise modified from time to time.

         "DOCUMENTS" means all "documents" (as defined in the UCC) or other receipts covering, evidencing or representing goods now owned or hereafter acquired by any Debtor.

         "EQUIPMENT" has the meaning provided for in the Loan and Security Agreement, except that it shall apply to Equipment of each Debtor for purposes hereof.

         "FIXTURES" means all "Fixtures" (as defined in the UCC) now owned or hereafter acquired by any Debtor including, without limitation, all plant Fixtures; business Fixtures; other Fixtures and storage office facilities, wherever located; and all additions and accessions thereto and replacements therefor.

         "GENERAL INTANGIBLES" has the meaning provided for in the Loan and Security Agreement, except that it shall apply to General Intangibles of each Debtor for purposes hereof.

         "GUARANTEED OBLIGATIONS" has the meaning assigned to that term in the Guaranty.

         "GUARANTY" has the meaning provided for in the recitals hereto.

         "INSTRUMENTS" means all "instruments", "chattel paper" or "letters of credit" (each as defined in the UCC) including, but not limited to, promissory notes, drafts, bills of exchange and trade acceptances, now owned or hereafter acquired by any Debtor.

         "INTELLECTUAL PROPERTY" shall mean collectively all of the following:
Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks and Trademark Licenses.

         "INVENTORY" has the meaning provided for in the Loan and Security Agreement, except that it shall apply to Inventory of each Debtor for purposes hereof.

         "INVESTMENT PROPERTY" means all of each Debtor's investment property, whether now owned or hereinafter acquired by any Debtor, including, without limitation, all securities (certificated or uncertificated), securities accounts, securities entitlements, commodity accounts and contracts.

         "PATENT LICENSE" means any written agreement now or hereafter in existence granting to any Debtor any right to use any invention on which a Patent is in existence (excluding any such agreement if and to the extent that any attempt to grant a security interest hereunder in any such agreement without the consent of a third party would constitute a breach thereof and such consent has not been obtained by such Debtor) including, without limitation, the agreements described in Schedule 1 of the Patent Security Agreement.

         "PATENTS" means collectively all of the following: (a) all patents and patent applications now owned or hereafter created or acquired by any Debtor including, without limitation, those listed on Schedule l of the Patent Security Agreement and the inventions and improvements described and claimed therein, and patentable inventions; (b) the reissues, divisions, continuations, renewals, extensions and continuations-in-part of any of the foregoing; (c) all income, royalties, damages or payments now and hereafter due and/or payable under any of the foregoing with respect to any of the foregoing, including, without limitation, damages or payments for past or future infringements of any of the foregoing; (d) the right to sue for past, present and future infringements of any of the foregoing; (e) all rights corresponding to any of the foregoing throughout the world; and (f) all goodwill associated with any of the foregoing.

         "PATENT SECURITY Agreement" means a patent security agreement executed and delivered by Debtors to Agent, substantially in the form of Exhibit B, as such agreement may be amended, supplemented or otherwise modified from time to time.

         "PROCEEDS" means all proceeds of, and all other profits, rentals or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or realization upon, any Collateral including, without limitation, all claims of any Debtor against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance with respect to any Collateral, and any condemnation or requisition payments with respect to any Collateral, in each case whether now existing or hereafter arising.

         "SECURED OBLIGATIONS" has the meaning assigned to that term in
Section 3.

         "SECURITY INTERESTS" means the security interests granted pursuant to
Section 2, as well as all other security interests created or assigned by any Debtor as additional security for the Secured Obligations pursuant to the provisions of this Agreement.

         "TRADEMARK LICENSE" means any written agreement now or hereafter in existence granting to any Debtor any right to use any Trademark (excluding any such agreement if and to the extent that any attempt to grant a security interest hereunder in any such agreement without the consent of a third party would constitute a breach thereof and such consent has not been obtained by such Debtor), including, without limitation, the agreements described in Schedule 1 to the Trademark Security Agreement.

         "TRADEMARKS" means collectively all of the following now owned or hereafter created or acquired by any Debtor: (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other business identifiers, prints and labels on which any of the foregoing have appeared or appear, all registrations and recordings thereof, and all applications in connection therewith including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, including, without limitation, those described in Schedule 1 of the Trademark Security Agreement; (b) all reissues, extensions or renewals thereof; (c) all income, royalties, damages and payments now or hereafter due and/or payable under any of the foregoing or with respect to any of the foregoing including damages or payments for past or future infringements of any of the foregoing;
(d) the right to sue for past, present and future infringements of any of the foregoing; (e) all rights corresponding to any of the foregoing throughout the world; and (f) all goodwill associated with and symbolized by any of the foregoing.

         "TRADEMARK SECURITY AGREEMENT" means the trademark security agreement executed and delivered by Debtors to Agent substantially in the form of Exhibit C, as such agreement may hereafter be amended, supplemented or otherwise modified from time to time.

         "UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of Texas, as amended from time to time, and any successor statute; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the Security Interest in any Collateral is governed by the Uniform Commercial Code as in effect on or after the date hereof in any other jurisdiction, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provision hereof relating to such perfection or effect of perfection or non-perfection.

         1.2 OTHER DEFINITION PROVISIONS. References to "Sections", "subsections", "Exhibits" and "Schedules" shall be to Sections, subsections, Exhibits and Schedules, respectively, of this Agreement unless otherwise specifically provided. Any of the terms defined in subsection 1.1 may, unless the context otherwise requires, be used in the singular or the plural depending on the reference. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations.

SECTION 2. GRANT OF SECURITY INTERESTS

         To secure the prompt payment and performance to Agent and Lenders of the Obligations, Debtors hereby grant subject to applicable Legal Requirements, to Agent for its benefit and the ratable benefit of Lenders a continuing Lien upon all of Debtors' assets, including all of the following Property and interests in Property of Debtors, whether now owned or existing or hereafter created, acquired or arising and wheresoever located (all being collectively referred to as the "Collateral"):

         (A)      Claims;

         (B)      Accounts;

         (C) Inventory;

         (D) Equipment;

         (E) General Intangibles;

         (F) Investment Property;

         (G) All monies and other Property of any kind now or at any time or times hereafter in the possession or under the control of Agent or any Lender or a bailee or Affiliate of Agent or any Lender;

         (H) All accessions to, substitutions for and all replacements, products and cash and non-cash proceeds of (A) through (G) above, including, without limitation, proceeds of and unearned premiums with respect to insurance policies insuring any of the Collateral; and

         (I) All books and records (including, without limitation, subject to applicable law, patient records of identify, diagnosis, evaluation or treatment, customer lists, credit files, computer programs, print-outs, and other computer materials and records) of each Debtor pertaining to any of (A) through (H) above.

SECTION 3. Security for Obligations

         This Agreement secures the payment and performance of the Guaranteed Obligations and all obligations of every nature of each Debtor now or hereafter existing under this Agreement and any other Loan Documents to which Debtors or any of them are a party and all renewals, extensions, restructurings and refinancings of any of the above (all such debts, obligations and liabilities of Debtors and each of them being collectively called the "Secured Obligations").

SECTION 4. Debtors Remain Liable

         Anything herein to the contrary notwithstanding: (a) each Debtor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its respective duties and obligations thereunder to the same extent as if this Agreement had not been executed; (b) the exercise by Agent of any of the rights hereunder shall not release any Debtor from any of its duties or obligations under the contracts and agreements included in the Collateral; and (c) Agent or Lenders shall not have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall Agent or Lenders be obligated to perform any of the obligations or duties of any Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

SECTION 5. Representations and Warranties

         In order to induce Agent and each Lender to enter into the Loan Documents, Debtors, jointly and separately, represent and warrant to Agent and to each Lender that the following statements are and will be true, correct and complete:

         5.1 LOCATION OF EQUIPMENT, FIXTURES AND INVENTORY. Except for Equipment that is rented to customers in the ordinary course of business, all of the Equipment and Inventory is located at the places specified in Schedule I. All Fixtures are located at the place specified in Section B of Schedule I. Schedule I correctly identifies the landlords or mortgagees (other than Agent), if any, of each Debtor's respective locations identified on Schedule I. Schedule I sets forth the names and addresses of all Persons other than Debtors who have possession of any of the Collateral. None of the Collateral has been located in any location within the past four months other than as set forth on Schedule I.

         5.2 OWNERSHIP OF COLLATERAL. Except for the matters disclosed on
Schedule II, the Permitted Liens and the Security Interests, each Debtor owns its respective Collateral free and clear of any Lien. No effective financing statement or other form of lien notice covering all or any part of the Collateral is on file in any recording office, except for those in favor of Agent and as disclosed on Schedule II.

         5.3 OFFICE LOCATIONS; FICTITIOUS NAMES. The chief executive offices and the offices where Debtors keep their respective books and records are located at the place or places specified in Schedule I. Schedule I sets forth all other locations where any Debtor has a place of business. Debtors do not do business and have not done business during the past five years from the date hereof under any trade-name or fictitious business name except as disclosed on Schedule III.

         5.4 PERFECTION. This Agreement and the Trademark Security Agreement, the Patent Security Agreement and the Copyright Security Agreement executed pursuant hereto create a valid and enforceable security interest in the Collateral, securing the payment of the Secured Obligations, including, without limitation, all future Loans pursuant to the Loan and Security Agreement and the Notes, and all extensions, renewals and other modifications thereof. Upon the filing of Uniform Commercial Code Financing Statements naming Debtors as debtors and Agent as secured party in the jurisdictions set forth in Schedule IV hereto, the delivery to Agent of all Collateral the possession of which is necessary to perfect the security interest therein, the notation of the Agent's security interest on all certificates of title evidencing Equipment, the release or assignment to Agent of the security interests described on Schedule V hereto, the Filing of the Trademark Security Agreement with the United States Patent and Trademark Office, the Filing of the Patent Security Agreement with the United States Patent and Trademark Office, and the Filing of the Copyright Security Agreement with the United States Copyright Office, the security interests created hereby shall constitute perfected, first priority security interests upon all the Collateral (other than Trademarks and Trademark Licenses registered in countries other than the United States) which shall be superior and prior to the rights of all third Persons now existing or hereafter arising, except for the Permitted Liens and the matters disclosed on Schedule II.

         5.5 ACCOUNTS. Each Eligible Account constitutes the legally valid and binding obligation of the customer obligated to pay the same. The amount represented by Debtors to Agent as owing by each customer is the correct amount actually and unconditionally owing, except for normal cash discounts and allowances where applicable. To the knowledge of Debtors, no customer has any defense, set-off, claim or counterclaim against any Debtor that can be asserted against Agent, whether in any proceeding to enforce Agent's rights in the Collateral or otherwise except defenses, set-offs, claims or counterclaims that are not, in the aggregate, material to the value of the Accounts. None of the Accounts is evidenced by a promissory note or other Instrument other than a check or except for such Instruments delivered to the Agent as Collateral under the terms hereof.

         5.6 INTELLECTUAL PROPERTY. The Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks and Trademark Licenses listed on the respective schedules to each of the Copyright Security Agreement, the Trademark Security Agreement and the Patent Security Agreement in the forms attached hereto as exhibits constitute all of the Intellectual Property owned and currently in use by Debtors.

         5.7 ACCURATE INFORMATION. All information heretofore, herein or hereafter supplied to Agent by or on behalf of Debtors with respect to the Collateral is and will be accurate and complete in all material respects.

         5.8 LOAN AND SECURITY AGREEMENT WARRANTIES. Each representation and warranty with respect to Debtors or the Collateral set forth in Section 5 of the Loan and Security Agreement and in each of the other Loan Documents is true and correct in all material respects and such representations and warranties are hereby incorporated herein by this reference with the same effect as though set forth in their entirety herein.

SECTION 6. FURTHER ASSURANCES: COVENANTS

         6.1 OTHER DOCUMENTS AND ACTIONS. Each Debtor will, from time to time, at its expense, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable, or that Agent may reasonably request, in order to perfect and protect any Security Interests granted or purported to be granted hereby or to enable Agent to exercise and enforce its rights and remedies hereunder, or the rights and remedies of any Lender, with respect to any Collateral or to carry out the provisions and purposes hereof. Without limiting the generality of the foregoing, each Debtor will: (a) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, and as Agent may request, in order to perfect and preserve the Security Interests granted or purported to be granted hereby; (b)at any reasonable time, upon demand by Agent make the Collateral available for inspection by Agent or Persons designated by Agent as provided in the Loan and Security Agreement; and (c) upon Agent's request, appear in and defend any action or proceeding that may affect such Debtor's title to or Agent's Security Interests in the Collateral. Notwithstanding the foregoing, Debtors shall not be required to execute any document or take any action to perfect the Agent's Lien in any foreign Intellectual Property under the laws of the applicable foreign jurisdiction unless a Default or Event of Default shall have occurred and be continuing and the Agent reasonable requests that such Liens be so perfected.

         6.2 AGENT AUTHORIZED. Each Debtor hereby authorizes Agent to file one or more financing or continuation statements, and amendments thereto (or similar documents required by any laws of any applicable jurisdiction), relating to all or any part of the Collateral without the signature of such Debtor.

         6.3 CORPORATE OR NAME CHANGE. Each Debtor will notify Agent in writing thirty (30) days prior to any change in such Debtor's name, identity or corporate structure.

         6.4 BUSINESS LOCATIONS. Debtors will keep the Collateral at the locations specified on Schedule 1, except as permitted by Section 6.1.1 of the Loan and Security Agreement.

         6.5 THIRD PARTIES IN POSSESSION OF COLLATERAL. No Debtor shall permit any Inventory to be held by third Persons.

         6.6 INSTRUMENTS. Each Debtor will deliver and pledge to Agent all Instruments duly endorsed and/or accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to Agent except that prior to the occurrence of a Default or an Event of Default each Debtor may retain for collection and use in the ordinary course of business any checks representing Proceeds of Accounts received in the ordinary course of business. Each Debtor will mark conspicuously all chattel paper with a legend, in form and substance satisfactory to Agent, indicating that such chattel paper is subject to the Security Interests. When all the obligations of Debtor or issuer, as applicable, under any Instrument delivered to Agent hereunder has been satisfied or otherwise terminated, Agent agrees to return such Instrument to the appropriate Debtor, without recourse or warranty, duly endorsed and/or accompanied by duly executed instruments of transfer or assignment.

         6.7 CERTIFICATES OF TITLE; EQUIPMENT. Each Debtor shall promptly deliver to Agent any and all certificates of title, applications for title or similar evidence of ownership of all Equipment and shall cause Agent to be named as lienholder on any such certificate of title or other evidence or ownership. Each Debtor shall inform Agent of any additions to or deletions from the Equipment pursuant to Section 6.4.1 of the Loan and Security Agreement and shall not permit any such items to become Fixtures to real estate.

         6.8 ACCOUNT COVENANTS. Except as otherwise provided in this subsection 6.8, each Debtor shall continue to collect, at its own expense, all amounts due or to become due to such Debtor under the Accounts. In connection with such collections, each Debtor may take (and, at Agent's direction, shall take) such action as such Debtor or Agent may reasonably deem necessary or advisable to enforce collection of the Accounts; provided, that Agent shall have the right at any time after the occurrence and during the continuance of an Event of Default to: (a) notify the customers or obligors under any Accounts of the assignment of such Accounts to Agent (on behalf of Lenders) and to direct such customers or obligors to make payment of all amounts due or to become due directly to Agent;
(b)enforce collection of any such Accounts; and (c) adjust, settle or compromise the amount or payment of such Accounts. After the occurrence and during the continuance of an Event of Default (i) all amounts and Proceeds (including Instruments) received by any Debtor with respect to the Accounts shall be received in trust for the benefit of Agent (on behalf of Lenders), shall be segregated from other funds of such Debtor and shall be forthwith paid over to Agent in the same form as so received (with any necessary endorsement) to be held in the Collateral Account pursuant to Section 7 and (ii) no Debtor shall adjust, settle or compromise the amount or payment of any Account, or release wholly or partly any customer or obligor thereof, or allow any credit or discount thereon (other than discounts adjustments given in the ordinary course of business) without the prior consent of Agent, which consent shall not be unreasonably withheld, conditioned or delayed.

         6.9 INTELLECTUAL PROPERTY COVENANTS. Debtors shall, upon obtaining any Intellectual Property, deliver to Agent the Copyright Security Agreement, the Trademark Security Agreement and the Patent Security Agreement and all other documents, instruments and other items as may be necessary for Agent to file such agreements with the United States Copyright Office, the United States Patent and Trademark Office and any similar domestic or foreign office, department or agency except as otherwise provided in Section 6.1. If, before the Secured Obligations are paid in full, any Debtor obtains any new Intellectual Property or rights thereto or becomes entitled to the benefit of any Intellectual Property which is (a) not listed on the schedules to the Copyright Security Agreement, the Trademark Security Agreement or the Patent Security Agreement, as the form of such agreements are attached hereto as Exhibits, and
(b) should be listed thereon to perfect or protect the Security Interest therein, then such Debtor shall give to Agent prompt written notice thereof, and shall amend the applicable Intellectual Property security agreement to include any such new Intellectual Property and shall deliver all other documentation and other items as may be necessary for Agent to file such agreements with the United States Copyright Office, the United States Patent and Trademark Office and/or any similar domestic or foreign office, department or agency except as otherwise provided in Section 6.1. Each Debtor shall: (a) prosecute diligently any copyright, patent, trademark or license application at any time pending to the extent the Intellectual Property relating to such application has a material value or is material to the conduct of such Debtor's business; (b) make application on all new copyrights, patents and trademarks as reasonably deemed appropriate by such Debtor; (c) preserve and maintain all rights in the Intellectual Property to the extent such Intellectual Property has a material value or is material to the conduct of such Debtor's business; and (d) upon and after the occurrence of an Event of Default, use its best efforts to obtain any consents, waivers or agreements necessary to enable Agent to exercise its remedies with respect to the Intellectual Property. No Debtor shall abandon any right to file a copyright, patent or trademark application nor shall any Debtor abandon any pending copyright, patent or trademark application, or Copyright, Copyright License, Patent, Patent License, Trademark or Trademark License without the prior written consent of Agent (which will not be unreasonably withheld, conditioned or delayed) or unless such Intellectual Property has no material value and is not material to the conduct of such Debtor's business. Debtors represent and warrant to Agent that the execution, delivery and performance of this Agreement by Debtors will not violate or cause a default under any of the Intellectual Property or any agreement in connection therewith.

         6.10 EQUIPMENT COVENANTS. Debtors shall cause the Equipment to be maintained and preserved in the same condition, repair and working order as exists on the date hereof, ordinary wear and tear excepted, and in accordance with any manufacturer's manual, and shall promptly make or cause to be made all repairs, replacements, and other improvements in connection therewith that are necessary or desirable to such end.

         6.11 INVENTORY COVENANTS. Debtors shall cause the Inventory to be produced in substantial compliance with all applicable laws, rules, regulations and governmental standards, including, without limitation, the minimum wage and overtime provisions of the Fair Labor Standards Act, as amended (29 U.S.C. SECTIONS 201-219), and the regulations promulgated thereunder.

         6.12 COLLATERAL DESCRIPTION. Each Debtor will furnish to Agent, from time to time, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Agent may reasonably request, all in reasonable detail.

         6.13 USE OF COLLATERAL. Debtors will not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering any of the Collateral.

         6.14 RECORDS OF COLLATERAL. Each Debtor shall keep full and accurate books and records relating to its respective Collateral and shall stamp or otherwise mark such books and records in such manner as Agent may reasonably request indicating that the Collateral is subject to the Security Interests.

         6.15 OTHER INFORMATION. Each Debtor will, promptly upon request, provide to Agent all information and evidence it may reasonably request concerning the Collateral, and in particular the Accounts, to enable Agent to enforce the provisions of this Agreement.

SECTION 7. COLLATERAL ACCOUNT: PROCEEDS OF COLLATERAL.

         7.1 CASH ACCOUNT. At the request of Agent made at any time after the occurrence and during the continuance of an Event of Default, each Debtor shall establish with Agent or at a bank designated by Agent a cash collateral account (the "Collateral Account") in the name and under the control of Agent into which there shall be deposited from time to time the cash proceeds of the Collateral required to be delivered to Agent after the occurrence and during the continuation of an Event of Default pursuant to subsection 7.2 or any other provision of this Agreement. Any income received by Agent with respect to the balance from time to time standing to the credit of the Collateral Account shall remain, or be deposited, in the Collateral Account. All right, title and interest in and to the cash amounts on deposit from time to time in the Collateral Account shall vest in Agent and shall constitute part of the Collateral.

         7.2 CUSTOMER PAYMENTS: PROCEEDS OF OTHER COLLATERAL. At Agent's request made at any time after the occurrence and during the continuance of an Event of Default, each Debtor shall instruct its customers and other Persons obligated with respect to all Accounts to make all payments either (a) directly to Agent (by instructing that such payments be remitted to a post office box which shall be in the name and under the control of Agent) or (b) to one or more other banks in any state in the United States (by instructing that such payments be remitted to a post office box which shall be in the name and the control of such bank) under a Lockbox Letter substantially in the form of Exhibit D hereto duly executed by each Debtor and the respective bank or under other arrangements, in form and substance satisfactory to Agent, pursuant to which such Debtor shall have irrevocably instructed such other bank (and such other bank shall have agreed) to remit all proceeds of such payments directly to Agent for deposit into the Collateral Account or as Agent may otherwise instruct such bank. All such payments made to Agent shall be deposited in the Collateral Account. Any Proceeds received by any Debtor in violation of this Section 7.2 shall be promptly delivered to the Agent and until so delivered, all such Proceeds shall be held in trust by such Debtor for the benefit of Agent (and on behalf of Lenders) and shall be segregated from any other funds or property of such Debtor.

         7.3 PROCEEDS OF OTHER COLLATERAL. Each Debtor agrees that if the Proceeds of any Collateral hereunder (other than the payments received in the ordinary course of business in respect of Accounts) shall be received by it, such Debtor shall as promptly as possible deliver such Proceeds to the Agent to be held and applied to the Secured Obligations in accordance with the terms of the Guaranty and the Loan and Security Agreement. Until so delivered, all such Proceeds shall be held in trust by such Debtor for the benefit of Agent (on behalf of Lenders) and shall be segregated from any other funds or property of such Debtor.

         7.4 DIRECTION TO PAY. Each Debtor hereby authorizes and directs Agent to apply the balance from time to time outstanding in the Collateral Account to the Secured Obligations as required pursuant to the terms of the Guaranty and the Loan and Security Agreement.

SECTION 8. AGENT APPOINTED ATTORNEY-IN-FACT

         Each Debtor hereby irrevocably appoints Agent as such Debtor's attorney-in-fact, with full authority in the place and stead of such Debtor and in the name of such Debtor, Agent or otherwise, from time to time after the occurrence and during the continuation of an Event of Default, in Agent's discretion, to take any action and to execute any instrument that Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

                  (a) to obtain and adjust insurance required to be paid to Agent;

                  (b) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

                  (c) to receive, endorse, and collect any drafts or other Instruments and Documents in connection with clauses (a) and (b)above;

                  (d) to file any claims or take any action or institute any proceedings that Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Agent with respect to any of the Collateral;

                  (e) to pay or discharge taxes or Liens, levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by Agent in its sole discretion, and such payments made by Agent to become obligations of the respective Debtor to Agent, due and payable immediately without demand;

                  (f) To sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, assignments, verifications and notices in connection with Accounts and other documents relating to the Collateral; and

                  (g) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Agent were the absolute owner thereof for all purposes, and to do, at Agent's option and the respective Debtor's expense, at any time or from time to time, all acts and things that Agent deems necessary to protect, preserve or realize upon the Collateral, including, without limitation, to file one or more financing or continuation statements, and amendments thereto (or similar documents required by any laws of any applicable jurisdiction), relating to all or any part of the Collateral without the signature of such Debtor.

Each Debtor hereby ratifies and approves all acts of Agent made or taken pursuant to this Section 8. Neither Agent nor any Person designated by Agent shall be liable for any acts or omissions or for any error of judgment or mistake of fact or law. This power, being coupled with an interest, is irrevocable so long as this Agreement shall remain in force.

SECTION 9. TRANSFERS AND OTHER LIENS

         Except as otherwise permitted herein or by the Loan and Security Agreement, no Debtor shall:

                  (a) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral; or

                  (b) create or suffer to exist any lien, security interest or other charge or encumbrance upon or with respect to any of the Collateral to secure indebtedness of any Person except for the Security Interest created by this Agreement or permitted under the Loan and Security Agreement.

SECTION 10. REMEDIES

         If any Event of Default shall have occurred and be continuing, Agent may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) and also may: (a) require any Debtor to, and each Debtor hereby agrees that it will, at its expense and upon request of Agent forthwith, assemble all or part of the Collateral as directed by Agent and make it available to Agent at a place to be designated by Agent which is reasonably convenient to both parties; (b) withdraw all cash in the Collateral Account and apply such monies in payment of the Secured Obligations in the manner provided in Section 13; (c) without notice or demand or legal process, enter upon any premises of any Debtor and take possession of the Collateral; and (d) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Agent's offices or elsewhere, at such time or times, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as Agent may deem commercially reasonable. Each Debtor agrees that, to the extent notice of sale shall be required by law, at least ten days notice to such Debtor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. At any sale of the Collateral, if permitted by law, Agent may bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) for the purchase of the Collateral or any portion thereof for the account of Agent (on behalf of Lenders). Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the extent permitted by law, each Debtor hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter enacted.

SECTION 11. LICENSE OF INTELLECTUAL PROPERTY

         Each Debtor hereby assigns, transfers and conveys to Agent, effective upon the occurrence and during the continuance of any Event of Default, the nonexclusive right and license to use all Intellectual Property owned or used by such Debtor together with any goodwill associated therewith, all to the extent necessary to enable Agent to use on the Collateral and any successor or assign to enjoy the benefits of the Collateral. This right and license shall inure to the benefit of all successors, assigns and transferees of Agent and its successors, assigns and transferees, whether by voluntary conveyance, operation of law, assignment, transfer, foreclosure, deed in lieu of foreclosure or otherwise. Such right and license is granted free of charge, without requirement that any monetary payment whatsoever be made to any Debtor by Agent.

SECTION 12. LIMITATION ON DUTY OF AGENT WITH RESPECT TO COLLATERAL

         Beyond the safe custody thereof, Agent shall have no duty with respect to any Collateral in its possession or control (or in the possession or control of any agent or bailee) or with respect to any income thereon or the preservation of rights against prior parties or any other rights pertaining thereto. Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property. Agent shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by Agent in good faith.

SECTION 13. APPLICATION OF PROCEEDS

         Upon the occurrence and during the continuance of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of the Collateral and any cash held in the Collateral Account shall be applied or paid as provided in the Loan and Security Agreement.

SECTION 14. EXPENSES

         Each Debtor shall pay all insurance expenses and all expenses of protecting, storing, warehousing, appraising, insuring, handling, maintaining and shipping the Collateral, all costs, fees and expenses of perfecting and maintaining the Security Interests, any and all excise, property, sales and use taxes imposed by any federal, state, local or foreign authority on any of the Collateral, or with respect to periodic appraisals and inspections of the Collateral, or with respect to the sale or other disposition thereof. If any Debtor fails to promptly pay any portion of the above expenses when due or to perform any other obligation of such Debtor under this Agreement, Agent or any other Lender may, at its option, but shall not be required to, pay or perform the same and charge such Debtor's account for all costs and expenses incurred therefor, and each Debtor agrees; jointly and severally, to reimburse Agent or such Lender therefor on demand. All sums so paid or incurred by Agent or any other Lender for any of the foregoing, any and all other sums for which any Debtor may become liable hereunder and all costs and expenses (including reasonable attorneys' fees, legal expenses and court costs) incurred by Agent or any other Lender in enforcing or protecting the Security Interests or any of their rights or remedies under this Agreement shall be payable on demand, shall constitute Obligations, shall bear interest until paid at the highest rate provided in the Loan and Security Agreement and shall be secured by the Collateral.

SECTION 15. TERMINATION OF SECURITY INTERESTS: RELEASE OF COLLATERAL

         Upon payment in full of all Secured Obligations and the termination of all Revolving Loan and Acquisition Loan Commitments, Letters of Credit and LC Guaranties, the Security Interests shall terminate and all rights to the Collateral shall revert to Debtors. Upon such termination of the Security Interests or release of any Collateral, Agent will, at the expense of Debtors, execute and deliver to Debtors such documents as Debtors shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be.

SECTION 16. NOTICES

         All notices, approvals, requests, demands and other communications hereunder shall be given in accordance with the notice provision of the Guaranty.

SECTION 17. WAIVERS: NON-EXCLUSIVE REMEDIES

         No failure on the part of Agent to exercise, and no delay in exercising and no course of dealing with respect to, any power, privilege or right under the Loan and Security Agreement or this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by Agent of any power, privilege or right under the Loan and Security Agreement or this Agreement preclude any other or further exercise thereof or the exercise of any other power, privilege or right. The powers, privileges and rights in this Agreement and the Loan and Security Agreement are cumulative and are not exclusive of any other remedies provided by law.

SECTION 18. SUCCESSORS AND ASSIGNS

         This Agreement is for the benefit of Agent and Lenders and their successors and assigns, and in the event of an assignment of all or any of the Secured Obligations, subject to Section 8 of the Loan and Security Agreement, the rights hereunder, to the extent applicable to the Secured Obligations so assigned, may be transferred with such Secured Obligations. This Agreement shall be binding on Debtors and their respective successors and assigns.

SECTION 19. CHANGES IN WRITING

         No amendment, modification, termination or waiver of any provision of this Agreement or consent to any departure by any Debtor therefrom, shall in any event be effective without the written concurrence of Agent and such respective Debtor and, to the extent required by the Loan and Security Agreement, the Lenders.

SECTION 20. APPLICABLE LAW

         THIS AGREEMENT HAS BEEN NEGOTIATED, EXECUTED AND DELIVERED AT AND SHALL BE DEEMED TO HAVE BEEN MADE IN DALLAS, DALLAS COUNTY, TEXAS. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS; PROVIDED, HOWEVER, THAT IF ANY OF THE COLLATERAL SHALL BE LOCATED IN ANY JURISDICTION OTHER THAN TEXAS, THE LAWS OF SUCH JURISDICTION SHALL GOVERN THE METHOD, MANNER AND PROCEDURE AND FORECLOSURE OF AGENT'S LIEN (FOR ITS BENEFIT OR THE RATABLE BENEFIT OF LENDERS) UPON SUCH COLLATERAL AND THE ENFORCEMENT OF AGENT'S AND LENDERS' OTHER REMEDIES IN RESPECT OF SUCH COLLATERAL TO THE EXTENT THAT THE LAWS OF SUCH JURISDICTION ARE DIFFERENT FROM OR INCONSISTENT WITH THE LAWS OF TEXAS. AS PART OF THE CONSIDERATION FOR NEW VALUE RECEIVED, AND REGARDLESS OF ANY PRESENT OR FUTURE DOMICILE OR PRINCIPAL PLACE OF BUSINESS OF DEBTOR, AGENT OR ANY LENDER, EACH DEBTOR HEREBY CONSENTS AND AGREES THAT THE DISTRICT COURT OF DALLAS COUNTY, TEXAS, OR, AT AGENT'S OPTION, THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS, DALLAS DIVISION, SHALL HAVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN ANY DEBTOR AND AGENT AND/OR LENDERS PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT. EACH DEBTOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH DEBTOR HEREBY WAIVES ANY OBJECTION WHICH ANY SUCH DEBTOR MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH DEBTOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO DEBTORS AT THE ADDRESS SET FORTH IN THIS AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF ANY DEBTOR'S ACTUAL RECEIPT THEREOF OR 3 BUSINESS DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID. NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE

TO AFFECT THE RIGHT OF AGENT OR LENDERS TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW, OR TO PRECLUDE THE ENFORCEMENT BY AGENT OR LENDERS OF ANY JUDGMENT OR ORDER OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE SAME IN ANY OTHER APPROPRIATE FORUM OR JURISDICTION.

SECTION 21. FAILURE OR INDULGENCE NOT WAIVER: REMEDIES CUMULATIVE

         No failure or delay on the part of Agent or any Lender in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or any other right, power or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

SECTION 22. HEADINGS

         Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

SECTION 23. COUNTERPARTS

         This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement and any of the parties hereto may execute this Agreement by signing any such counterpart.

SECTION 24. SUBROGATION

         If any proceeds of the Notes have been used to extinguish any indebtedness of any Debtor heretofore secured by the Collateral, then, to the extent of the proceeds so used, Agent for the benefit of the Lenders shall be subrogated to all of the rights, claims, liens and interests existing against the Collateral heretofore held by or in favor of the holder of such indebtedness and such former rights, claims, liens and interests are not waived but rather are continued in full force and effect in favor of Agent for the benefit of the Lenders and are merged with the security interest created herein as cumulative security for the repayment of the Secured Obligations.


                            (SIGNATURE PAGE FOLLOWS)

         Witness the due execution hereof by the respective duly authorized officers of the undersigned as of the day first above written.

                                        DEBTORS:

                                        THE RADER GROUP, INCORPORATED,
                                        a Florida corporation

                                        By:
                                           --------------------------------
                                           Jorge Rico
                                           Vice President

                                        RAMSAY YOUTH SERVICES PUERTO RICO, INC., a Puerto Rico corporation

                                        By:
                                           --------------------------------
                                           Jorge Rico
                                           Vice President


                                        By:
                                            -------------------------------
                                        Name:
                                        Title: